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                                                                    EXHIBIT 24.1




                                  CONSENT OF COUNSEL




    We hereby consent to the reference to us in the prospectus constituting part of Pre-Effective Amendment No. 2 to this Registration Statement for Heartland Communications & Management, Inc. under the caption "Legal matters."



                                                     DUNCAN, BLUM & ASSOCIATES
Bethesda, Maryland
November 28, 1997